As filed with the Securities and Exchange Commission on January 22, 2018

Registration No. 333- 210920

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 2

TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

T-Mobile US, Inc.

T-Mobile USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	20-0836269
Delaware	91-1983600
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Additional Registrants

(See Table of Additional Registrants on next page)

12920 SE 38th Street

Bellevue, Washington 98006

(425) 378-4000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

John J. Legere

Chief Executive Officer

T-Mobile US, Inc.

12920 SE 38th Street

Bellevue, Washington 98006

(425) 378-4000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With copies to:

David A. Miller Executive Vice President, General Counsel and Secretary T-Mobile US, Inc. 12920 SE 38th Street Bellevue, Washington 98006 (425) 378-4000	Daniel J. Bursky Mark Hayek Fried, Frank, Harris, Shriver & Jacobson LLP One New York Plaza New York, New York 10004 (212) 859-8000

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement, as determined by market conditions.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box:  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

		Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.  ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered(1)(2)	Proposed Maximum Offering Price Per Unit(1)(2)	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee(3)
Common Stock, par value $0.00001 per share, of T-Mobile US, Inc.	—	—	—	—
Preferred Stock, par value $0.00001 per share, of T-Mobile US, Inc.	—	—	—	—
Debt Securities of T-Mobile USA, Inc.	—	—	—	—
Guarantee(s) of Debt Securities of T-Mobile USA, Inc.(3)	—	—	—	—
Warrants	—	—	—	—
Depositary Shares(4)	—	—	—	—
Purchase Contracts	—	—	—	—
Units	—	—	—	—
Total	—	—	—	—

(1)	Not applicable pursuant to General Instruction II(E) of Form S-3.
(2)	An indeterminate amount of securities to be offered at indeterminate prices is being registered pursuant to this registration statement. Any securities registered under this registration statement may be sold separately or as units with other securities registered hereunder.
(3)	The Registrant is deferring payment of the registration fee pursuant to Rule 456(b) and is omitting this information in reliance on Rule 456(b) and Rule 457(r). Pursuant to Rule 457(n), no separate filing fee is required for the guarantees.
(4)	Each depositary share will be issued under a deposit agreement and will be evidenced by a depositary receipt.

TABLE OF ADDITIONAL REGISTRANTS

Exact name of registrant as specified in its charter (1)	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification Number
IBSV LLC	Delaware	91-2116910
Iowa Wireless Services, LLC	Delaware	39-1909784
Iowa Wireless Services Holding Corporation	Delaware	42-1481773
MetroPCS California, LLC	Delaware	68-0618381
MetroPCS Florida, LLC	Delaware	68-0618383
MetroPCS Georgia, LLC	Delaware	68-0618386
MetroPCS Massachusetts, LLC	Delaware	20-8303630
MetroPCS Michigan, LLC	Delaware	20-2509038
MetroPCS Networks California, LLC	Delaware	20-4956821
MetroPCS Networks Florida, LLC	Delaware	20-4957100
MetroPCS Nevada, LLC	Delaware	20-8303430
MetroPCS New York, LLC	Delaware	20-8303519
MetroPCS Pennsylvania, LLC	Delaware	20-8303570
MetroPCS Texas, LLC	Delaware	20-2508993
Powertel Memphis Licenses, Inc.	Delaware	58-2228915
Powertel/Memphis, Inc.	Delaware	58-2228912
SunCom Wireless Holdings, Inc.	Delaware	23-2974475
SunCom Wireless Investment Company LLC	Delaware	30-0283150
SunCom Wireless License Company, LLC	Delaware	75-3172489
SunCom Wireless Management Company, Inc.	Delaware	23-2940271
SunCom Wireless Operating Company, L.L.C.	Delaware	23-2974309
SunCom Wireless Property Company, L.L.C.	Delaware	43-2065344
SunCom Wireless, Inc.	Delaware	23-2930873
T-Mobile Central LLC	Delaware	91-1973799
T-Mobile Financial LLC	Delaware	47-1324347
T-Mobile Leasing LLC	Delaware	47-5079638
T-Mobile License LLC	Delaware	91-1917328
T-Mobile Northeast LLC	Delaware	52-2069434
T-Mobile PCS Holdings LLC	Delaware	91-2159335
T-Mobile Puerto Rico Holdings LLC	Delaware	20-2209577
T-Mobile Puerto Rico LLC	Delaware	66-0649631
T-Mobile Resources Corporation	Delaware	91-1909782
T-Mobile South LLC	Delaware	20-3945483
T-Mobile Subsidiary IV Corporation	Delaware	91-2116909
T-Mobile West LLC	Delaware	36-4027581
Triton PCS Finance Company, Inc.	Delaware	51-0393831
Triton PCS Holdings Company L.L.C.	Delaware	23-2941874
VoiceStream PCS I Iowa Corporation	Delaware	91-1869520

(1)	The address of each registrant is 12920 SE 38th Street, Bellevue, Washington 98006, and the telephone number is (425) 378-4000.

EXPLANATORY NOTE

This Post-Effective Amendment No. 2 (the “Amendment”) to the registration statement on Form S-3 (Registration No. 333-210920) initially filed by T-Mobile US, Inc. and T-Mobile USA, Inc. on April 25, 2016 with the Securities and Exchange Commission (the “Registration Statement”) is filed to add Iowa Wireless Services, LLC and Iowa Wireless Services Holding Corporation as co-registrants to the Registration Statement and to register Iowa Wireless Services, LLC’s and Iowa Wireless Services Holding Corporation’s guarantees of the debt securities covered by the Registration Statement.

No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution

Our estimated expenses in connection with the issuance and distribution of the securities being registered are set forth in the following table.

SEC Registration Fee	$	*
Legal Fees and Expenses		*	*
Trustee Fees and Expenses		*	*
Accounting Fees and Expenses		*	*
Printing Expenses		*	*
NASDAQ and Other Listing Fees		*	*
Miscellaneous		*	*

Total	$	*	*

*	In accordance with Rules 456(b) and 457(r) under the Securities Act, the registrant is deferring payment of the registration fee for the securities offered by this prospectus.
**	These fees are calculated based on the securities offered and the number of issuances and accordingly cannot be estimated at this time.

Item 15.	Indemnification of Directors and Officers

Delaware Corporations

Section 145 of the Delaware General Corporation Law (the “DGCL”) provides, in effect, that any person made a party to any action by reason of the fact that he is or was a director, officer, employee or agent of a corporation may and, in some cases, must be indemnified by the corporation against, in the case of a non-derivative action, judgments, fines, amounts paid in settlement and reasonable expenses (including attorneys’ fees) incurred by him as a result of such action and in the case of a derivative action, against expenses (including attorneys’ fees), if in either type of action he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, in the case of a criminal action, he had no reasonable cause to believe his conduct was unlawful. This indemnification does not apply, in a derivative action, to matters as to which it is adjudged that the director, officer, employee or agent is liable to the corporation, unless upon court order it is determined that, despite such adjudication of liability, but in view of all the circumstances of the case, he is fairly and reasonably entitled to indemnity for expenses.

Delaware Limited Liability Companies

Section 18-108 of the Delaware Limited Liability Company Act provides that subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, a limited liability company may indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

General

The certificates of incorporation of T-Mobile US, Inc. (“T-Mobile”) and T-Mobile USA, Inc. (“T-Mobile USA”) each provide for indemnification, to the fullest extent permitted by the DGCL, to any person who was or is a party or is threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of T-Mobile or T-Mobile USA, respectively, or is or was serving at the request of T-Mobile or T-Mobile USA, respectively, as a director, officer, or agent of another corporation, limited liability company, or other enterprise, against expenses (including attorneys’ fees), judgments, liabilities, losses, fines and amounts paid in settlement reasonably incurred by him in connection with such action, suit or proceeding. Each of T-Mobile and T-Mobile USA applies the provisions of its certificate of incorporation to indemnification of directors and officers of its wholly-owned subsidiaries, including the co-registrants. In addition, the organizational documents governing certain of the co-registrants generally provide directors, managers and officers with similar rights to indemnification to the fullest extent permitted by law.

The certificate of incorporation of T-Mobile provides that no director is liable to T-Mobile or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the DGCL.

T-Mobile has entered into indemnification agreements with all of its directors and executive officers and has purchased directors’ and officers’ liability insurance. Any underwriting agreement will provide for indemnification by the underwriters of the issuer(s), any guarantors and their officers and directors for certain liabilities arising under the Securities Act or otherwise.

Item 16.	Exhibits

The following exhibits are filed as part of this registration statement:

Exhibit No.	Document
1.1*	Form of Underwriting or Purchase Agreement.

2.1	Business Combination Agreement, among Deutsche Telekom AG, T-Mobile USA, Inc., T-Mobile Global Zwischenholding GmbH, T-Mobile Global Holding GmbH and MetroPCS Communications, Inc., dated as of October 3, 2012 (Incorporated by reference to Exhibit 2.1 to our Current Report on Form 8-K, filed on October 3, 2012).

2.2	Amendment No. 1 to the Business Combination Agreement, among Deutsche Telekom AG, T-Mobile USA, Inc., T-Mobile Global Zwischenholding GmbH, T-Mobile Global Holding GmbH and MetroPCS Communications, Inc., dated as of April 14, 2013 (Incorporated by reference to Exhibit 2.1 to our Current Report on Form 8-K, filed on April 15, 2013).

3.1	Fourth Amended and Restated Certificate of Incorporation of T-Mobile US, Inc. (Incorporated by reference to Exhibit 3.1 to our Current Report on Form 8-K, filed on May 2, 2013).

3.2	Fifth Amended and Restated Bylaws of T-Mobile US, Inc. (Incorporated by reference to Exhibit 3.2 to our Current Report on Form 8-K, filed on May 2, 2013).

3.3	Amended and Restated Certificate of Incorporation of T-Mobile USA, Inc. (Incorporated by reference to Exhibit 3.3 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.4	Amended and Restated Bylaws of T-Mobile USA, Inc. (Incorporated by reference to Exhibit 3.4 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.5	Certificate of Formation of IBSV LLC (Incorporated by reference to Exhibit 3.5 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.6	Limited Liability Company Certificate of Amendment of IBSV LLC (Incorporated by reference to Exhibit 3.81 to our Post-Effective Amendment No. 1 to Form S-3, filed on September 3, 2014).

3.7	Limited Liability Company Agreement of IBSV LLC (Incorporated by reference to Exhibit 3.6 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.8	Certificate of Incorporation of Powertel Memphis Licenses, Inc., as amended (Incorporated by reference to Exhibit 3.7 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.9	Amended and Restated Bylaws of Powertel Memphis Licenses, Inc. (Incorporated by reference to Exhibit 3.8 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.10	Certification of Incorporation of Powertel/Memphis, Inc., as amended (Incorporated by reference to Exhibit 3.9 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.11	Amended and Restated Bylaws of Powertel/Memphis, Inc. (Incorporated by reference to Exhibit 3.10 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.12	Restated Certificate of Incorporation of SunCom Wireless Holdings, Inc., as amended (Incorporated by reference to Exhibit 3.11 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.13	Amended and Restated Bylaws of SunCom Wireless Holdings, Inc. (Incorporated by reference to Exhibit 3.12 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.14	Certificate of Formation of SunCom Wireless Investment Company LLC, as amended (Incorporated by reference to Exhibit 3.13 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.15	Limited Liability Company Agreement of SunCom Wireless Investment Company LLC (Incorporated by reference to Exhibit 3.14 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.16	Certificate of Formation of SunCom Wireless License Company, LLC, as amended (Incorporated by reference to Exhibit 3.15 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.17	Limited Liability Company Agreement of SunCom Wireless License Company, LLC (Incorporated by reference to Exhibit 3.16 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.18	Certificate of Incorporation of SunCom Wireless Management Company, Inc., as amended (Incorporated by reference to Exhibit 3.17 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.19	Bylaws of SunCom Wireless Management Company, Inc. (Incorporated by reference to Exhibit 3.18 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.20	Certificate of Formation of SunCom Wireless Operating Company, L.L.C., as amended (Incorporated by reference to Exhibit 3.19 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.21	Limited Liability Company Agreement of SunCom Wireless Operating Company, L.L.C. (Incorporated by reference to Exhibit 3.20 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.22	Certificate of Formation of SunCom Wireless Property Company, L.L.C., as amended (Incorporated by reference to Exhibit 3.21 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.23	Limited Liability Company Agreement of SunCom Wireless Property Company, L.L.C. (Incorporated by reference to Exhibit 3.22 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.24	Certificate of Incorporation of SunCom Wireless, Inc., as amended (Incorporated by reference to Exhibit 3.23 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.25	Bylaws of SunCom Wireless, Inc. (Incorporated by reference to Exhibit 3.24 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.26	Certificate of Formation of T-Mobile Central LLC, as amended (Incorporated by reference to Exhibit 3.25 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.27	Limited Liability Company Agreement of T-Mobile Central LLC (Incorporated by reference to Exhibit 3.26 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.28	Certificate of Formation of T-Mobile License LLC (Incorporated by reference to Exhibit 3.27 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.29	Limited Liability Company Agreement of T-Mobile License LLC (Incorporated by reference to Exhibit 3.28 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.30	Certificate of Formation of T-Mobile Northeast LLC (Incorporated by reference to Exhibit 3.29 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.31	Limited Liability Company Agreement of T-Mobile Northeast LLC (Incorporated by reference to Exhibit 3.30 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.32	Certificate of Formation of T-Mobile PCS Holdings LLC, as amended (Incorporated by reference to Exhibit 3.31 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.33	Limited Liability Company Agreement of T-Mobile PCS Holdings LLC (Incorporated by reference to Exhibit 3.32 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.34	Certificate of Formation of T-Mobile Puerto Rico Holdings LLC, as amended (Incorporated by reference to Exhibit 3.33 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.35	Limited Liability Company Agreement of T-Mobile Puerto Rico Holdings LLC (Incorporated by reference to Exhibit 3.34 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.36	Certificate of Formation of T-Mobile Puerto Rico LLC, as amended (Incorporated by reference to Exhibit 3.35 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.37	Amended and Restated Limited Liability Company Agreement of T-Mobile Puerto Rico LLC (Incorporated by reference to Exhibit 3.36 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.38	Certificate of Incorporation of T-Mobile Resources Corporation, as amended (Incorporated by reference to Exhibit 3.37 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.39	Bylaws of T-Mobile Resources Corporation (Incorporated by reference to Exhibit 3.38 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.40	Certificate of Formation of T-Mobile South LLC (Incorporated by reference to Exhibit 3.39 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.41	Limited Liability Company Agreement of T-Mobile South LLC (Incorporated by reference to Exhibit 3.40 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.42	Certificate of Incorporation of T-Mobile Subsidiary IV Corporation, as amended (Incorporated by reference to Exhibit 3.41 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.43	Bylaws of T-Mobile Subsidiary IV Corporation (Incorporated by reference to Exhibit 3.42 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.44	Certificate of Formation of T-Mobile West LLC (Incorporated by reference to Exhibit 3.43 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.45	Limited Liability Company Agreement of T-Mobile West LLC (Incorporated by reference to Exhibit 3.44 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.46	Certificate of Incorporation of Triton PCS Finance Company, Inc. (Incorporated by reference to Exhibit 3.45 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.47	Bylaws of Triton PCS Finance Company, Inc. (Incorporated by reference to Exhibit 3.46 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.48	Certificate of Formation of Triton PCS Holdings Company L.L.C., as amended (Incorporated by reference to Exhibit 3.47 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.49	Limited Liability Company Agreement of Triton PCS Holdings Company L.L.C. (Incorporated by reference to Exhibit 3.48 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.50	Certificate of Incorporation of VoiceStream PCS I Iowa Corporation, as amended (Incorporated by reference to Exhibit 3.49 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.51	Bylaws of VoiceStream PCS I Iowa Corporation (Incorporated by reference to Exhibit 3.50 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.52	Certificate of Formation of MetroPCS California, LLC, as amended (Incorporated by reference to Exhibit 3.55 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.53	Amended and Restated Limited Liability Company Agreement of MetroPCS California, LLC (Incorporated by reference to Exhibit 3.56 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.54	Certificate of Formation of MetroPCS Florida, LLC (Incorporated by reference to Exhibit 3.57 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.55	Amended and Restated Limited Liability Company Agreement of MetroPCS Florida, LLC (Incorporated by reference to Exhibit 3.58 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.56	Certificate of Formation of MetroPCS Georgia, LLC (Incorporated by reference to Exhibit 3.59 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.57	Amended and Restated Limited Liability Company Agreement of MetroPCS Georgia, LLC (Incorporated by reference to Exhibit 3.60 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.58	Certificate of Formation of MetroPCS Massachusetts, LLC (Incorporated by reference to Exhibit 3.61 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.59	Amended and Restated Limited Liability Company Agreement of MetroPCS Massachusetts, LLC (Incorporated by reference to Exhibit 3.62 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.60	Certificate of Formation of MetroPCS Michigan, LLC (Incorporated by reference to Exhibit 3.63 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.61	Limited Liability Company Agreement of MetroPCS Michigan, LLC (Incorporated by reference to Exhibit 3.64 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.62	Certificate of Formation of MetroPCS Nevada, LLC (Incorporated by reference to Exhibit 3.65 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.63	Amended and Restated Limited Liability Company Agreement of MetroPCS Nevada, LLC (Incorporated by reference to Exhibit 3.66 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.64	Certificate of Formation of MetroPCS New York, LLC (Incorporated by reference to Exhibit 3.67 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.65	Amended and Restated Limited Liability Company Agreement of MetroPCS New York, LLC (Incorporated by reference to Exhibit 3.68 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.66	Certificate of Formation of MetroPCS Pennsylvania, LLC (Incorporated by reference to Exhibit 3.69 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.67	Amended and Restated Limited Liability Company Agreement of MetroPCS Pennsylvania, LLC (Incorporated by reference to Exhibit 3.70 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.68	Certificate of Formation of MetroPCS Texas, LLC (Incorporated by reference to Exhibit 3.71 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.69	Second Amended and Restated Limited Liability Company Agreement of MetroPCS Texas, LLC (Incorporated by reference to Exhibit 3.72 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.70	Certificate of Formation of MetroPCS Networks California, LLC, as amended (Incorporated by reference to Exhibit 3.75 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.71	Amended and Restated Limited Liability Company Agreement of MetroPCS Networks California, LLC (Incorporated by reference to Exhibit 3.76 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.72	Certificate of Formation of MetroPCS Networks Florida, LLC, as amended (Incorporated by reference to Exhibit 3.77 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.73	Amended and Restated Limited Liability Company Agreement of MetroPCS Networks Florida, LLC (Incorporated by reference to Exhibit 3.78 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.74	Certificate of Formation of T-Mobile Financial LLC (Incorporated by reference to Exhibit 3.79 to our Post-Effective Amendment No. 1 to Form S-3, filed on September 3, 2014).

3.75	Limited Liability Company Agreement of T-Mobile Financial LLC (Incorporated by reference to Exhibit 3.80 to our Post-Effective Amendment No. 1 to Form S-3, filed on September 3, 2014).

3.76	Certificate of Formation of T-Mobile Leasing LLC (Incorporated by reference to Exhibit 3.82 to our Post-Effective Amendment No. 2 to Form S-3, filed on November 2, 2015).

3.77	Limited Liability Company Agreement of T-Mobile Leasing LLC (Incorporated by reference to Exhibit 3.83 to our Post-Effective Amendment No. 2 to Form S-3, filed on November 2, 2015).

3.78†	Certificate of Formation of Iowa Wireless Services, LLC.

3.79†	Limited Liability Company Agreement of Iowa Wireless Services, LLC.

3.80†	Certificate of Incorporation of Iowa Wireless Services Holding Corporation.

3.81†	Bylaws of Iowa Wireless Services Holding Corporation.

4.1	Specimen Common Stock Certificate (Incorporated by reference to Exhibit 99.3 to Amendment No. 1 to our Form 8-A, filed on May 2, 2013).

4.2	Indenture, dated as of April 28, 2013, among T-Mobile USA, Inc., the guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee. (Incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K, filed on May 2, 2013).

4.3	Eleventh Supplemental Indenture, dated as of May 1, 2013, among T-Mobile USA, Inc., the guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee (Incorporated by reference to Exhibit 4.12 to our Current Report on Form 8-K, filed on May 2, 2013).

4.4	Sixteenth Supplemental Indenture, dated as of August 11, 2014, by and among T-Mobile USA, Inc., T-Mobile Financial LLC, the guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee. (Incorporated by reference to Exhibit 4.3 to our Quarterly Report on Form 10-Q, filed on October 28, 2014).

4.5	Nineteenth Supplemental Indenture, dated as of September 28, 2015, by and among T-Mobile USA, Inc., T-Mobile Leasing LLC, the guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee. (Incorporated by reference to Exhibit 4.3 to our Quarterly Report on Form 10-Q, filed on October 27, 2015).

4.6	Stockholder’s Agreement, dated as of April 30, 2013, between Deutsche Telekom AG and MetroPCS Communications, Inc. (Incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K, filed on May 2, 2013).

4.7	Waiver of Required Approval under Section 3.6(a) of the Stockholder’s Agreement, dated August 7, 2013, between T-Mobile US, Inc. and Deutsche Telekom AG (Incorporated by reference to Exhibit 10.10 to our Quarterly Report on Form 10-Q, filed on August 8, 2013).

4.8	Rights Agreement, dated as of March 29, 2007, between MetroPCS Communications, Inc. and American Stock Transfer & Trust Company, as Rights Agent (Incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K, filed on March 30, 2007).

4.9	Amendment No. 1 to Rights Agreement, dated as of October 3, 2012, between MetroPCS Communications, Inc. and American Stock Transfer & Trust Company, as Rights Agent (Incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K, filed on October 3, 2012).

4.10*	Form of Debt Security.

4.11*	Form of Guarantee.

4.12*	Form of Warrant Agreement.

4.13*	Form of Deposit Agreement.

4.14*	Form of Purchase Contract.

4.15*	Form of Unit Agreement.

4.16*	Specimen Preferred Stock Certificate.

5.1†	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.

12.1	Calculation of Ratio of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends (Incorporated by reference to Exhibit 12.1 to our Annual Report on Form 10-K, filed on February 14, 2017).

23.1†	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.1).

23.2†	Consent of PricewaterhouseCoopers LLP.

24.1**	Powers of Attorney with respect to existing registrants.

24.2†	Powers of Attorney with respect to Iowa Wireless Services, LLC and Iowa Wireless Services Holding Corporation (included on the signature pages hereof).

25.1**	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Deutsche Bank Trust Company Americas, as Trustee under the Indenture.

†	Filed herewith.
*	To be filed by amendment, or as an exhibit to a Current Report on Form 8-K or other applicable filing with the SEC, and incorporated by reference herein.
**	Previously filed.

Item 17.	Undertakings

(a) The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

Provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) above do not apply if the registration statement is on Form S-1, Form S-3, Form SF-3 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or, as to a registration statement on Form S-3, Form SF-3 or Form F-3, is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) If the registrant is relying on Rule 430B:

(A) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

EXHIBIT INDEX

The following exhibits are filed as part of this registration statement:

Exhibit No.	Document

1.1*	Form of Underwriting or Purchase Agreement.

2.1	Business Combination Agreement, among Deutsche Telekom AG, T-Mobile USA, Inc., T-Mobile Global Zwischenholding GmbH, T-Mobile Global Holding GmbH and MetroPCS Communications, Inc., dated as of October 3, 2012 (Incorporated by reference to Exhibit 2.1 to our Current Report on Form 8-K, filed on October 3, 2012).

2.2	Amendment No. 1 to the Business Combination Agreement, among Deutsche Telekom AG, T-Mobile USA, Inc., T-Mobile Global Zwischenholding GmbH, T-Mobile Global Holding GmbH and MetroPCS Communications, Inc., dated as of April 14, 2013 (Incorporated by reference to Exhibit 2.1 to our Current Report on Form 8-K, filed on April 15, 2013).

3.1	Fourth Amended and Restated Certificate of Incorporation of T-Mobile US, Inc. (Incorporated by reference to Exhibit 3.1 to our Current Report on Form 8-K, filed on May 2, 2013).

3.2	Fifth Amended and Restated Bylaws of T-Mobile US, Inc. (Incorporated by reference to Exhibit 3.2 to our Current Report on Form 8-K, filed on May 2, 2013).

3.3	Amended and Restated Certificate of Incorporation of T-Mobile USA, Inc. (Incorporated by reference to Exhibit 3.3 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.4	Amended and Restated Bylaws of T-Mobile USA, Inc. (Incorporated by reference to Exhibit 3.4 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.5	Certificate of Formation of IBSV LLC (Incorporated by reference to Exhibit 3.5 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.6	Limited Liability Company Certificate of Amendment of IBSV LLC (Incorporated by reference to Exhibit 3.81 to our Post-Effective Amendment No. 1 to Form S-3, filed on September 3, 2014).

3.7	Limited Liability Company Agreement of IBSV LLC (Incorporated by reference to Exhibit 3.6 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.8	Certificate of Incorporation of Powertel Memphis Licenses, Inc., as amended (Incorporated by reference to Exhibit 3.7 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.9	Amended and Restated Bylaws of Powertel Memphis Licenses, Inc. (Incorporated by reference to Exhibit 3.8 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.10	Certification of Incorporation of Powertel/Memphis, Inc., as amended (Incorporated by reference to Exhibit 3.9 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.11	Amended and Restated Bylaws of Powertel/Memphis, Inc. (Incorporated by reference to Exhibit 3.10 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.12	Restated Certificate of Incorporation of SunCom Wireless Holdings, Inc., as amended (Incorporated by reference to Exhibit 3.11 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.13	Amended and Restated Bylaws of SunCom Wireless Holdings, Inc. (Incorporated by reference to Exhibit 3.12 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.14	Certificate of Formation of SunCom Wireless Investment Company LLC, as amended (Incorporated by reference to Exhibit 3.13 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.15	Limited Liability Company Agreement of SunCom Wireless Investment Company LLC (Incorporated by reference to Exhibit 3.14 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.16	Certificate of Formation of SunCom Wireless License Company, LLC, as amended (Incorporated by reference to Exhibit 3.15 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.17	Limited Liability Company Agreement of SunCom Wireless License Company, LLC (Incorporated by reference to Exhibit 3.16 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.18	Certificate of Incorporation of SunCom Wireless Management Company, Inc., as amended (Incorporated by reference to Exhibit 3.17 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.19	Bylaws of SunCom Wireless Management Company, Inc. (Incorporated by reference to Exhibit 3.18 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.20	Certificate of Formation of SunCom Wireless Operating Company, L.L.C., as amended (Incorporated by reference to Exhibit 3.19 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.21	Limited Liability Company Agreement of SunCom Wireless Operating Company, L.L.C. (Incorporated by reference to Exhibit 3.20 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.22	Certificate of Formation of SunCom Wireless Property Company, L.L.C., as amended (Incorporated by reference to Exhibit 3.21 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.23	Limited Liability Company Agreement of SunCom Wireless Property Company, L.L.C. (Incorporated by reference to Exhibit 3.22 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.24	Certificate of Incorporation of SunCom Wireless, Inc., as amended (Incorporated by reference to Exhibit 3.23 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.25	Bylaws of SunCom Wireless, Inc. (Incorporated by reference to Exhibit 3.24 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.26	Certificate of Formation of T-Mobile Central LLC, as amended (Incorporated by reference to Exhibit 3.25 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.27	Limited Liability Company Agreement of T-Mobile Central LLC (Incorporated by reference to Exhibit 3.26 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.28	Certificate of Formation of T-Mobile License LLC (Incorporated by reference to Exhibit 3.27 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.29	Limited Liability Company Agreement of T-Mobile License LLC (Incorporated by reference to Exhibit 3.28 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.30	Certificate of Formation of T-Mobile Northeast LLC (Incorporated by reference to Exhibit 3.29 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.31	Limited Liability Company Agreement of T-Mobile Northeast LLC (Incorporated by reference to Exhibit 3.30 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.32	Certificate of Formation of T-Mobile PCS Holdings LLC, as amended (Incorporated by reference to Exhibit 3.31 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.33	Limited Liability Company Agreement of T-Mobile PCS Holdings LLC (Incorporated by reference to Exhibit 3.32 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.34	Certificate of Formation of T-Mobile Puerto Rico Holdings LLC, as amended (Incorporated by reference to Exhibit 3.33 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.35	Limited Liability Company Agreement of T-Mobile Puerto Rico Holdings LLC (Incorporated by reference to Exhibit 3.34 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.36	Certificate of Formation of T-Mobile Puerto Rico LLC, as amended (Incorporated by reference to Exhibit 3.35 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.37	Amended and Restated Limited Liability Company Agreement of T-Mobile Puerto Rico LLC (Incorporated by reference to Exhibit 3.36 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.38	Certificate of Incorporation of T-Mobile Resources Corporation, as amended (Incorporated by reference to Exhibit 3.37 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.39	Bylaws of T-Mobile Resources Corporation (Incorporated by reference to Exhibit 3.38 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.40	Certificate of Formation of T-Mobile South LLC (Incorporated by reference to Exhibit 3.39 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.41	Limited Liability Company Agreement of T-Mobile South LLC (Incorporated by reference to Exhibit 3.40 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.42	Certificate of Incorporation of T-Mobile Subsidiary IV Corporation, as amended (Incorporated by reference to Exhibit 3.41 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.43	Bylaws of T-Mobile Subsidiary IV Corporation (Incorporated by reference to Exhibit 3.42 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.44	Certificate of Formation of T-Mobile West LLC (Incorporated by reference to Exhibit 3.43 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.45	Limited Liability Company Agreement of T-Mobile West LLC (Incorporated by reference to Exhibit 3.44 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.46	Certificate of Incorporation of Triton PCS Finance Company, Inc. (Incorporated by reference to Exhibit 3.45 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.47	Bylaws of Triton PCS Finance Company, Inc. (Incorporated by reference to Exhibit 3.46 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.48	Certificate of Formation of Triton PCS Holdings Company L.L.C., as amended (Incorporated by reference to Exhibit 3.47 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.49	Limited Liability Company Agreement of Triton PCS Holdings Company L.L.C. (Incorporated by reference to Exhibit 3.48 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.50	Certificate of Incorporation of VoiceStream PCS I Iowa Corporation, as amended (Incorporated by reference to Exhibit 3.49 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.51	Bylaws of VoiceStream PCS I Iowa Corporation (Incorporated by reference to Exhibit 3.50 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.52	Certificate of Formation of MetroPCS California, LLC, as amended (Incorporated by reference to Exhibit 3.55 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.53	Amended and Restated Limited Liability Company Agreement of MetroPCS California, LLC (Incorporated by reference to Exhibit 3.56 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.54	Certificate of Formation of MetroPCS Florida, LLC (Incorporated by reference to Exhibit 3.57 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.55	Amended and Restated Limited Liability Company Agreement of MetroPCS Florida, LLC (Incorporated by reference to Exhibit 3.58 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.56	Certificate of Formation of MetroPCS Georgia, LLC (Incorporated by reference to Exhibit 3.59 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.57	Amended and Restated Limited Liability Company Agreement of MetroPCS Georgia, LLC (Incorporated by reference to Exhibit 3.60 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.58	Certificate of Formation of MetroPCS Massachusetts, LLC (Incorporated by reference to Exhibit 3.61 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.59	Amended and Restated Limited Liability Company Agreement of MetroPCS Massachusetts, LLC (Incorporated by reference to Exhibit 3.62 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.60	Certificate of Formation of MetroPCS Michigan, LLC (Incorporated by reference to Exhibit 3.63 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.61	Limited Liability Company Agreement of MetroPCS Michigan, LLC (Incorporated by reference to Exhibit 3.64 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.62	Certificate of Formation of MetroPCS Nevada, LLC (Incorporated by reference to Exhibit 3.65 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.63	Amended and Restated Limited Liability Company Agreement of MetroPCS Nevada, LLC (Incorporated by reference to Exhibit 3.66 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.64	Certificate of Formation of MetroPCS New York, LLC (Incorporated by reference to Exhibit 3.67 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.65	Amended and Restated Limited Liability Company Agreement of MetroPCS New York, LLC (Incorporated by reference to Exhibit 3.68 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.66	Certificate of Formation of MetroPCS Pennsylvania, LLC (Incorporated by reference to Exhibit 3.69 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.67	Amended and Restated Limited Liability Company Agreement of MetroPCS Pennsylvania, LLC (Incorporated by reference to Exhibit 3.70 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.68	Certificate of Formation of MetroPCS Texas, LLC (Incorporated by reference to Exhibit 3.71 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.69	Second Amended and Restated Limited Liability Company Agreement of MetroPCS Texas, LLC (Incorporated by reference to Exhibit 3.72 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.70	Certificate of Formation of MetroPCS Networks California, LLC, as amended (Incorporated by reference to Exhibit 3.75 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.71	Amended and Restated Limited Liability Company Agreement of MetroPCS Networks California, LLC (Incorporated by reference to Exhibit 3.76 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.72	Certificate of Formation of MetroPCS Networks Florida, LLC, as amended (Incorporated by reference to Exhibit 3.77 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.73	Amended and Restated Limited Liability Company Agreement of MetroPCS Networks Florida, LLC (Incorporated by reference to Exhibit 3.78 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.74	Certificate of Formation of T-Mobile Financial LLC (Incorporated by reference to Exhibit 3.79 to our Post-Effective Amendment No. 1 to Form S-3, filed on September 3, 2014).

3.75	Limited Liability Company Agreement of T-Mobile Financial LLC (Incorporated by reference to Exhibit 3.80 to our Post-Effective Amendment No. 1 to Form S-3, filed on September 3, 2014).

3.76	Certificate of Formation of T-Mobile Leasing LLC (Incorporated by reference to Exhibit 3.82 to our Post-Effective Amendment No. 2 to Form S-3, filed on November 2, 2015).

3.77	Limited Liability Company Agreement of T-Mobile Leasing LLC (Incorporated by reference to Exhibit 3.83 to our Post-Effective Amendment No. 2 to Form S-3, filed on November 2, 2015).

3.78†	Certificate of Formation of Iowa Wireless Services, LLC.

3.79†	Limited Liability Company Agreement of Iowa Wireless Services, LLC.

3.80†	Certificate of Incorporation of Iowa Wireless Services Holding Corporation.

3.81†	Bylaws of Iowa Wireless Services Holding Corporation.

4.1	Specimen Common Stock Certificate (Incorporated by reference to Exhibit 99.3 to Amendment No. 1 to our Form 8-A, filed on May 2, 2013).

4.2	Indenture, dated as of April 28, 2013, among T-Mobile USA, Inc., the guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee. (Incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K, filed on May 2, 2013).

4.3	Eleventh Supplemental Indenture, dated as of May 1, 2013, among T-Mobile USA, Inc., the guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee (Incorporated by reference to Exhibit 4.12 to our Current Report on Form 8-K, filed on May 2, 2013).

4.4	Sixteenth Supplemental Indenture, dated as of August 11, 2014, by and among T-Mobile USA, Inc., T-Mobile Financial LLC, the guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee. (Incorporated by reference to Exhibit 4.3 to our Quarterly Report on Form 10-Q, filed on October 28, 2014).

4.5	Nineteenth Supplemental Indenture, dated as of September 28, 2015, by and among T-Mobile USA, Inc., T-Mobile Leasing LLC, the guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee. (Incorporated by reference to Exhibit 4.3 to our Quarterly Report on Form 10-Q, filed on October 27, 2015).

4.6	Stockholder’s Agreement, dated as of April 30, 2013, between Deutsche Telekom AG and MetroPCS Communications, Inc. (Incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K, filed on May 2, 2013).

4.7	Waiver of Required Approval under Section 3.6(a) of the Stockholder’s Agreement, dated August 7, 2013, between T-Mobile US, Inc. and Deutsche Telekom AG (Incorporated by reference to Exhibit 10.10 to our Quarterly Report on Form 10-Q, filed on August 8, 2013).

4.8	Rights Agreement, dated as of March 29, 2007, between MetroPCS Communications, Inc. and American Stock Transfer & Trust Company, as Rights Agent (Incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K, filed on March 30, 2007).

4.9	Amendment No. 1 to Rights Agreement, dated as of October 3, 2012, between MetroPCS Communications, Inc. and American Stock Transfer & Trust Company, as Rights Agent (Incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K, filed on October 3, 2012).

4.10*	Form of Debt Security.

4.11*	Form of Guarantee.

4.12*	Form of Warrant Agreement.

4.13*	Form of Deposit Agreement.

4.14*	Form of Purchase Contract.

4.15*	Form of Unit Agreement.

4.16*	Specimen Preferred Stock Certificate.

5.1†	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.

12.1	Calculation of Ratio of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends (Incorporated by reference to Exhibit 12.1 to our Annual Report on Form 10-K, filed on February 14, 2017).

23.1†	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.1).

23.2†	Consent of PricewaterhouseCoopers LLP.

24.1**	Powers of Attorney with respect to existing registrants.

24.2†	Powers of Attorney with respect to Iowa Wireless Services, LLC and Iowa Wireless Services Holding Corporation (included on the signature pages hereof).

25.1**	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Deutsche Bank Trust Company Americas, as Trustee under the Indenture.

†	Filed herewith.
*	To be filed by amendment, or as an exhibit to a Current Report on Form 8-K or other applicable filing with the SEC, and incorporated by reference herein.
**	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on January 22, 2018.

T-MOBILE US, INC.

By:	/s/ J. Braxton Carter
J. Braxton Carter
Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* John J. Legere	President and Chief Executive Officer and Director (Principal Executive Officer)	January 22, 2018

/s/ J. Braxton Carter J. Braxton Carter	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	January 22, 2018

/s/ Peter Osvaldik Peter Osvaldik	Senior Vice President, Finance and Chief Accounting Officer (Principal Accounting Officer)	January 22, 2018

* Timotheus Höttges	Chairman of the Board	January 22, 2018

* W. Michael Barnes	Director	January 22, 2018

* Srikant Datar	Director	January 22, 2018

* Lawrence H. Guffey	Director	January 22, 2018

* Raphael Kübler	Director	January 22, 2018

* Thorsten Langheim	Director	January 22, 2018

* Teresa A. Taylor	Director	January 22, 2018

* Kelvin R. Westbrook	Director	January 22, 2018

* Thomas Dannenfeldt	Director	January 22, 2018

* Bruno Jacobfeuerborn	Director	January 22, 2018

* By:	/s/ J. Braxton Carter
J. Braxton Carter
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on January 22, 2018.

T-MOBILE USA, INC.

By:	/s/ J. Braxton Carter
J. Braxton Carter
Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* John J. Legere	President and Chief Executive Officer (Principal Executive Officer)	January 22, 2018

/s/ J. Braxton Carter J. Braxton Carter	Executive Vice President and Chief Financial Officer (Principal Financial Officer) and Director	January 22, 2018

/s/ Peter Osvaldik Peter Osvaldik	Senior Vice President, Finance and Chief Accounting Officer (Principal Accounting Officer)	January 22, 2018

* David A. Miller	Director	January 22, 2018

* By:	/s/ J. Braxton Carter
J. Braxton Carter
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on January 22, 2018.

IBSV LLC
T-MOBILE NORTHEAST LLC
T-MOBILE LICENSE LLC
T-MOBILE SOUTH LLC
T-MOBILE WEST LLC

By:	/s/ J. Braxton Carter
J. Braxton Carter
Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* John J. Legere	President and Chief Executive Officer (Principal Executive Officer)	January 22, 2018

/s/ J. Braxton Carter J. Braxton Carter	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	January 22, 2018

/s/ Peter Osvaldik Peter Osvaldik	Senior Vice President, Finance and Chief Accounting Officer (Principal Accounting Officer)	January 22, 2018

* David A. Miller	Manager	January 22, 2018

* By:	/s/ J. Braxton Carter
J. Braxton Carter
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on January 22, 2018.

POWERTEL MEMPHIS LICENSES, INC.
POWERTEL/MEMPHIS, INC.
SUNCOM WIRELESS HOLDINGS, INC.
SUNCOM WIRELESS MANAGEMENT COMPANY, INC.
SUNCOM WIRELESS, INC.
VOICESTREAM PCS I IOWA CORPORATION
T-MOBILE RESOURCES CORPORATION
T-MOBILE SUBSIDIARY IV CORPORATION

By:	/s/ J. Braxton Carter
J. Braxton Carter
Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* John J. Legere	President and Chief Executive Officer (Principal Executive Officer)	January 22, 2018

/s/ J. Braxton Carter J. Braxton Carter	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	January 22, 2018

/s/ Peter Osvaldik Peter Osvaldik	Senior Vice President, Finance and Chief Accounting Officer (Principal Accounting Officer)	January 22, 2018

* David A. Miller	Director	January 22, 2018

* By:	/s/ J. Braxton Carter
J. Braxton Carter
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on January 22, 2018.

SUNCOM WIRELESS INVESTMENT COMPANY LLC
SUNCOM WIRELESS LICENSE COMPANY, LLC
SUNCOM WIRELESS OPERATING COMPANY, L.L.C.
SUNCOM WIRELESS OPERATING COMPANY, L.L.C.
SUNCOM WIRELESS PROPERTY COMPANY, L.L.C.
T-MOBILE PUERTO RICO HOLDINGS LLC
T-MOBILE PUERTO RICO LLC
TRITON PCS HOLDINGS COMPANY L.L.C.

By:	/s/ J. Braxton Carter
J. Braxton Carter
Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* John J. Legere	President and Chief Executive Officer (Principal Executive Officer)	January 22, 2018

/s/ J. Braxton Carter J. Braxton Carter	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	January 22, 2018

/s/ Peter Osvaldik Peter Osvaldik	Senior Vice President, Finance and Chief Accounting Officer (Principal Accounting Officer)	January 22, 2018

* John J. Legere	President and Chief Executive Officer of SunCom Wireless Management Company, Inc., the Registrant’s Manager	January 22, 2018

* By:	/s/ J. Braxton Carter
J. Braxton Carter
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on January 22, 2018.

T-MOBILE CENTRAL LLC
T-MOBILE PCS HOLDINGS LLC

By:	/s/ J. Braxton Carter
J. Braxton Carter
Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* John J. Legere	President and Chief Executive Officer (Principal Executive Officer)	January 22, 2018

/s/ J. Braxton Carter J. Braxton Carter	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	January 22, 2018

/s/ Peter Osvaldik Peter Osvaldik	Senior Vice President, Finance and Chief Accounting Officer (Principal Accounting Officer)	January 22, 2018

* John J. Legere	President and Chief Executive Officer of T-Mobile USA, Inc., the Registrant’s Member	January 22, 2018

* By:	/s/ J. Braxton Carter
J. Braxton Carter
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on January 22, 2018.

TRITON PCS FINANCE COMPANY, INC.

By:	/s/ David A. Miller
David A. Miller
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ David A. Miller	President and Director	January 22, 2018
David A. Miller

* Brian T. Harrison	Vice President and Assistant Secretary, and Director	January 22, 2018

/s/ J. Braxton Carter	Director	January 22, 2018
J. Braxton Carter

* By:	/s/ J. Braxton Carter
J. Braxton Carter
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on January 22, 2018.

METROPCS CALIFORNIA, LLC

METROPCS FLORIDA, LLC

METROPCS GEORGIA, LLC

METROPCS MASSACHUSETTS, LLC

METROPCS MICHIGAN, LLC

METROPCS NEVADA, LLC

METROPCS NEW YORK, LLC

METROPCS PENNSYLVANIA, LLC

METROPCS TEXAS, LLC

METROPCS NETWORKS CALIFORNIA, LLC

METROPCS NETWORKS FLORIDA, LLC

By:	/s/ J. Braxton Carter
J. Braxton Carter
Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* John J. Legere	President and Chief Executive Officer (Principal Executive Officer)	January 22, 2018

/s/ J. Braxton Carter J. Braxton Carter	Executive Vice President and Chief Financial Officer (Principal Financial Officer) and Manager	January 22, 2018

/s/ Peter Osvaldik Peter Osvaldik	Senior Vice President, Finance and Chief Accounting Officer (Principal Accounting Officer)	January 22, 2018

* David A. Miller	Manager	January 22, 2018

* Thomas C. Keys	Manager	January 22, 2018

* By:	/s/ J. Braxton Carter
J. Braxton Carter
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on January 22, 2018.

T-MOBILE FINANCIAL LLC

By:	/s/ J. Braxton Carter
J. Braxton Carter
Executive Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Michael J. Morgan	President (Principal Executive Officer)	January 22, 2018

/s/ J. Braxton Carter J. Braxton Carter	Executive Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer) and Manager	January 22, 2018

* David A. Miller	Manager	January 22, 2018

* By:	/s/ J. Braxton Carter
J. Braxton Carter
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on January 22, 2018.

T-MOBILE LEASING LLC

By:	/s/ J. Braxton Carter
J. Braxton Carter
Executive Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Michael J. Morgan	President (Principal Executive Officer)	January 22, 2018

/s/ J. Braxton Carter J. Braxton Carter	Executive Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer) and Manager	January 22, 2018

* David A. Miller	Manager	January 22, 2018

* By:	/s/ J. Braxton Carter
J. Braxton Carter
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on January 22, 2018.

IOWA WIRELESS SERVICES, LLC

By:	/s/ J. Braxton Carter
J. Braxton Carter
Executive Vice President and Chief Financial Officer

Each person whose signature appears below constitutes and appoints J. Braxton Carter and John J. Legere, and each or either of them, his or her true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments or supplements (including post-effective amendments) to this registration statement on Form S-3, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John J. Legere John J. Legere	President and Chief Executive Officer (Principal Executive Officer)	January 22, 2018

/s/ J. Braxton Carter J. Braxton Carter

Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Executive Vice President and Chief Financial Officer of Voicestream PCS I Iowa Corporation, a Member of the registrant

Executive Vice President and Chief Financial Officer of T-Mobile Central LLC, a Member of the registrant

January 22, 2018

/s/ Peter Osvaldik Peter Osvaldik	Senior Vice President, Finance and Chief Accounting Officer (Principal Accounting Officer)	January 22, 2018

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on January 22, 2018.

IOWA WIRELESS SERVICES HOLDING CORPORATION

By:	/s/ J. Braxton Carter
J. Braxton Carter
Executive Vice President and Chief Financial Officer

Each person whose signature appears below constitutes and appoints J. Braxton Carter and John J. Legere, and each or either of them, his or her true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments or supplements (including post-effective amendments) to this registration statement on Form S-3, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John J. Legere John J. Legere	President and Chief Executive Officer (Principal Executive Officer)	January 22, 2018

/s/ J. Braxton Carter J. Braxton Carter	Executive Vice President and Chief Financial Officer (Principal Financial Officer) and Director	January 22, 2018

/s/ Peter Osvaldik Peter Osvaldik	Senior Vice President, Finance and Chief Accounting Officer (Principal Accounting Officer)	January 22, 2018

/s/ David A. Miller David A. Miller	Director	January 22, 2018